ARMOUR RESIDENTIAL REIT Q1 2026 Investor Presentation APRIL 22, 2026 1

CORPORATE PROFILE 2 ARMOUR Residential REIT, Inc. (NYSE: ARR) ARMOUR Residential REIT, Inc. (“ARMOUR”; NYSE: ARR) brings private capital into the mortgage markets to support home ownership for a broad and diverse spectrum of homeowners. We seek to create shareholder value through thoughtful investment and risk management of a leveraged and diversified portfolio of mortgage-backed securities issued or guaranteed by U.S Government-sponsored entities. We rely on the decades of experience of our management team for (i) MBS securities portfolio analysis and selection, (ii) access to equity capital and repurchase financing at potentially attractive rates and terms, and (iii) hedging and liquidity strategies to moderate interest rate and MBS price risk. We prioritize maintaining common share dividends appropriate for the intermediate term rather than focusing on short-term market fluctuations.

Quarterly Highlights Q1 2026 Q4 2025 Q3 2025 Q2 2025 Dividend/Share ($) 0.72 0.72 0.72 0.72 Distributable Earnings(1)/Share ($) 0.76 0.71 0.72 0.77 Book Value/Share ($) 17.42 18.63 17.49 16.90 Total Economic Return(2) (2.6) % 10.6% 7.8% (5.2) % Portfolio Balance (in $ millions) 21,071.5 20,015.8 18,180.8 15,427.3 Repo Principal Balance (in $ millions) 18,463.8 17,941.8 16,557.4 12,810.1 Hedges Notional Balance (in $ millions) 15,092.3 14,070.3 12,695.3 12,824.0 Implied Leverage(3) 8.2 8.1 7.7 8.3 Net Effective Duration(4) 0.55 0.35 0.52 0.23 Average 3-month CPR 11.2 11.1 8.1 7.7 Liquidity(5) (in $ millions) 1,119.2 1,173.8 1,141.4 772.9 Liquidity as % of Total Equity 47.9% 51.9% 53.6% 46.6 % Common Equity (in $ millions) 2,153.1 2,084.9 1,957.2 1,488.3 Total Equity (in $ millions) 2,337.0 2,261.1 2,128.8 1,660.0 3

4 Markets Overview

Investment Portfolio 5 as of 3/31/2026

6 Portfolio Summary as of Mar 31, 2026 ARMOUR Portfolio Composition % of Portfolio Market Value (in $ millions) Effective Duration Agency CMBS 6.2% 1,301 5.07 30 Year Fixed Rate Pools 86.4% 18,196 4.05 Conventionals 84.0% 17,710 4.07 30y 2.0s 1.2% 258 7.53 30y 2.5s 1.1% 231 7.78 30y 3.0s 3.2% 680 7.34 30y 3.5s 5.2% 1,092 6.57 30y 4.0s 4.7% 988 5.84 30y 4.5s 7.3% 1,539 5.51 30y 5.0s 16.8% 3,550 4.57 30y 5.5s 24.2% 5,094 3.24 30y 6.0s 18.0% 3,801 2.23 30y 6.5s 2.3% 477 1.34 Ginnie Mae 2.3% 486 3.49 30y 5.0s 0.5% 99 4.19 30y 5.5s 1.8% 388 3.31 Agency Portfolio 92.5% 19,498 FN 15y 4.5s TBAs 0.9% 198 3.51 G2 30y 4.5 TBAs 1.8% 386 5.81 Net TBA Positions 2.8% 584 5Y US Treasury Longs 4.7% 990 4.24 US Treasury Long Positions 4.7% 990 Total Portfolio 100.0% 21,072 ARMOUR Key Data Common Stock Price ($) 16.68 Debt-Equity (1) 7.9 Implied Leverage (2) 8.2 Liquidity (3) (in $ millions) 1,119.2 Liquidity as Percentage of Total Capital 48 % Dividend Information May 2026 Common Dividend 0.24 Common Ex-Dividend Date/Record Date 05/15/2026 Pay Date 05/28/2026 ARMOUR Portfolio CPR (4) J F M A M J J 2024 A S O N D J F M A M J J 2025 A S O N D J F 2026 M A 0 2 4 6 8 10 12 14 16

7 Financing Summary as of Mar 31, 2026 ARMOUR Hedge Type Notional (in $ millions)(7) ARMOUR Repo Composition Principal Borrowed (in $ millions) % of Repo Positions with ARMOUR Weighted Average Original Term (days) Weighted Average Remaining Term (days) Longest Maturity (days) BUCKLER Securities LLC (5) 8,021 43.4% 60 20 48 All Other Counterparties 10,443 56.6% 63 22 114 Total (6) 18,464 100.0% 61 21 ARMOUR Interest Rate Swaps Maturity (months) Notional Amount (in $ millions) Weighted Average Remaining Term (months) Weighted Average Rate 0-12 579 9 0.26 13-24 2,550 17 3.08 25-36 3,393 28 3.49 37-48 604 43 0.49 49-60 2,448 56 0.84 61-72 600 68 1.32 73-84 750 79 2.66 85-96 75 84 3.72 97-108 600 103 3.71 109-120 1,000 114 3.77 >120 300 175 4.04 Total 12,899 50 2.52 Interest Rate Swaps $12,899 Treasury Futures $2,193

Condensed Financials as of 3/31/2026 8

9 Condensed Balance Sheets (unaudited) March 31, 2026 December 31, 2025 $ in thousands Assets Cash and cash equivalents $ 66,471 $ 63,270 Cash collateral posted to counterparties 147,707 226,701 Agency Securities 19,497,548 19,417,640 U.S. Treasury Securities 989,541 598,109 Derivatives, at fair value 661,015 611,544 Accrued interest receivable 88,607 86,153 Prepaid and other 3,715 1,742 Total Assets $ 21,454,604 $ 21,005,159 Liabilities Repurchase agreements, net 18,463,834 17,941,796 Cash collateral posted by counterparties 401,189 419,427 Payable for unsettled purchases 148,241 302,094 Derivatives, at fair value 14,445 19,303 Accrued interest payable - repurchase agreements 83,434 59,267 Accounts payable and accrued expenses 6,437 2,219 Total Liabilities $ 19,117,580 $ 18,744,106 Stockholders’ Equity Preferred stock 7 7 Common stock 124 112 Additional paid-in capital 5,666,414 5,446,152 Cumulative distributions to stockholders (2,756,503) (2,667,051) Accumulated net loss (573,018) (518,167) Total Stockholders’ Equity $ 2,337,024 $ 2,261,053 Total Liabilities and Stockholders’ Equity $ 21,454,604 $ 21,005,159

10 Condensed Statements of Operations (unaudited) For the Three Months Ended March 31, 2026 2025 $ in thousands, except per share amounts Interest Income Interest Income $ 249,201 $ 172,881 Interest expense (178,487) (136,540) Net Interest Income $ 70,714 $ 36,341 Other Income (Loss) Gain (Loss) on Agency Securities, trading, net (182,595) 208,257 Loss on U.S. Treasury Securities, net (10,648) (12,906) Gain (Loss) on derivatives, net 83,025 (191,218) Total Other Income (Loss) $ (110,218) $ 4,133 Expenses Management fees 12,215 10,769 Compensation 953 811 Other operating 2,179 3,212 Total Expenses $ 15,347 $ 14,792 Less management fees waived — (1,650) Total Expenses after fees waived 15,347 13,142 Net Income (Loss) $ (54,851) $ 27,332 Dividends on preferred stock (3,175) (3,000) Net Income (Loss) Available (related) to Common shareholders Net income (loss) available (related) to common stockholders $ (58,026) $ 24,332 Basic EPS $ (0.49) $ 0.32 Diluted EPS $ (0.49) $ 0.32 Dividends declared per common share $ 0.72 $ 0.72 Weighted avg shares basic 119,579 75,222 Weighted avg shares diluted 119,579 75,380

11 Distributable Earnings Non-GAAP Reconciliation(1) Q1 2026 Q4 2025 $ in millions except, share and per share Net Interest Income $ 70.7 $ 50.4 TBA Drop and interest margin income 0.8 — Net interest income on interest rate swaps 35.7 44.5 Net interest income on futures contracts 1.8 1.9 Total Expenses after fees waived (15.3) (14.0) Distributable Earnings $ 93.7 $ 82.8 Dividends on Preferred Stock (3.2) (3.0) Distributable Earnings available to common stockholders $ 90.5 $ 79.8 Distributable Earnings per common share $ 0.76 $ 0.71 Net Income (Loss) $ (54.8) $ 211.7 Items Excluded from Distributable Earnings: (Gain) Loss on MBS 182.6 (112.9) Loss on U.S. Treasury Securities 10.6 0.4 (Gain) Loss on TBA Securities, less TBA Drop Income 7.9 (0.2) (Gain) Loss on futures contracts (17.0) (12.2) Gain on interest rate swaps (35.6) (4.0) Total items excluded $ 148.5 $ (128.9) Distributable Earnings $ 93.7 $ 82.8 Dividends on Preferred Stock (3.2) (3.0) Distributable Earnings available to common stockholders $ 90.5 $ 79.8 Distributable Earnings per common share $ 0.76 $ 0.71 Net Income (Loss) $ (54.8) $ 211.7 Dividends on Preferred Stock (3.2) (3.0) Net Income (Loss) available (related) to common stockholders $ (58.0) $ 208.7 Net Income (Loss) per common share $ (0.49) $ 1.86 Weighted average common shares outstanding 119,578,741 112,243,115

12 SLIDES 3 and 11 1. Distributable Earnings is a non-GAAP measure defined as net interest income plus TBA Drop Income adjusted for the net coupon effect of interest rate swaps and futures contracts minus net operating expenses (see page 11 for the reconciliation of the elements of Distributable Earnings and Distributable Earnings per common share to the Company’s Net Interest Income, Net Income and Net Income per common share). 2. Total Economic Return is change in book value for the period plus common dividends paid for the quarter. 3. Implied Leverage is Total Repo plus TBA market value net of forward settling trades divided by Shareholders’ Equity. 4. Net effective duration is model estimated effective duration of assets net of hedges. 5. Liquidity is cash plus unencumbered Agency and US Government securities. Excludes any forward settling trades. SLIDES 6 and 7 1. Total Repo divided by Shareholders’ Equity. 2. Implied Leverage is Total Repo plus TBA market value net of forward settling trades divided by Shareholders’ Equity. 3. Liquidity is cash plus unencumbered Agency and US Government securities. Excludes any forward settling trades. 4. Includes April Prepayment Report. 5. BUCKLER Securities LLC is a FINRA registered broker-dealer affiliated with ARMOUR REIT. 6. Repo composition includes funding for U.S. Treasury longs and margin collateral posted to ARMOUR. 7. ARMOUR’s Treasury Futures have a weighted average duration of 11.8 years. Footnotes

13 ARMOUR is externally managed by ARMOUR Capital Management LP, which is also the majority owner of BUCKLER Securities LLC, a FINRA registered broker-dealer that is the largest provider of ARMOUR’s repurchase financing. Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward- looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. AMOUNTS MAY NOT FOOT DUE TO ROUNDING. Estimates do not reflect any costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. Disclaimers